UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2019

Commission file number: 1-03319

Mineral Mountain Mining & Milling Company
(Exact name of registrant as specified in its charter)

Idaho	82-0144710
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

122 Dickenson Avenue, Toms River, NJ	08753
(Address of Registrant’s Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (732) 423-5520

13 Bow Circle, Suite 170. Hilton Head, SC 29928

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 16, 2019, Mineral Mountain Mining & Milling Company (the “Company”) entered into a Share Exchange and Assignment Agreement (the “MBO Agreement”) between the Company and Aurum, LLC, a newly organized Nevada corporation formed by Sheldon Karasik, the Company’s former CEO, for the purpose of entering into the MBO Agreement (“Aurum”).

On March 27, 2019, the Company filed a Form 8-K, followed by a Form 8-K/A on April 2, 2019, with disclosure under Items 1.01, 3.02, 3.03, 5.02, 5.03 and 8.01. Pursuant to the March 27, 2019 Form 8-K and the April 2, 2019 Form 8-K/A, the Company disclosed the entry into Share Exchange Agreements pursuant to which the Company: (i) acquired all of the capital stock of PR345, Inc., a newly organized Texas corporation (“PR345”); and NuAxess 2, Inc., a newly organized Delaware corporation (NuAxess”); and (ii) in connection therewith, the Company issued the shareholders of PR345 and NuAxess shares of Series C and D Preferred Stock, which, in the aggregate, represented 92.5% of the Company’s total capital stock. Reference is made to the disclosure contained in the March 27, 2019 Form 8-K and the Form 8-K/A filed on April 2, 2019.

In addition, pursuant to the closing of the above referenced Share Exchange Agreements with PR345 and NuAxess (the “Closing”), the parties agreed, among other things, that: (i) the shares of Series B Super Voting Preferred Stock (the “Super Voting Shares”) issued in the name of Sheldon Karasik, the Company’s former Chairman and CEO (who continues to serve on the Board of Directors), were transferred and assigned to Pat Dileo, the Company’s newly designated CEO and Chairman [reference is made to the Company’s Form 8-K filed on March 21, 2019, and specifically to the Certificate of Designation for the Super Voting Shares attached as Exhibit 99.1 to the Form 8-K]; (ii) PR345 and/or NuAxess would secure funding in the amount of $100,000 for the Company’s mining subsidiaries (the “MMMM Mining Subsidiaries”), which sum was funded on April 17, 2019; (iii) Felix Keller resigned as a member of the Board effective April 8, 2019, Sheldon Karasik resigned as Chairman of the Board and as CEO of the Company effective April 17, 2019 (but remained as a member of the Board) and the Board approved the appointment of Pat Dileo as new CEO of the Company and the appointment of Pat Dileo, Carl Dorvil and Derrick Chambers to the Board, joining Sheldon Karasik and Michael Miller, on the newly constituted Board of Directors; and (iv) effective on April 16, 2019, the Company entered into the MBO Agreement with Aurum, the entity formed by Sheldon Karasik and the management of the MMMM Mining Subsidiaries headed by Sheldon Karasik (the “Mining Management”), pursuant to which the Company sold, transferred and assigned to Aurum a number of shares equal to 75% of the shares of capital stock of the MMMM Mining Subsidiaries with the Company retaining 25% of the capital stock of the MMMM Mining Subsidiaries.

The foregoing is a summary of the Share Exchange Agreements and the MBO Agreement and reference is made to the express terms and conditions of: (i) the Share Exchange Agreements, which were filed as Exhibits 2.1 and 2.2 to the Company’s March 27, 2019 Form 8-K; and (ii) the MBO Agreement, which is filed as Exhibit 99.4 hereto.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the Company’s Forms 8-K filed on March 21, 2019, March 27, 2019 and April 2, 2019 for a description of the issuance of shares of preferred stock, as follows: (i) the shares of Super Voting Preferred Stock issued to Sheldon Karasik; and (ii) shares of Series C Preferred Stock issued to owners of 75% of the capital stock of NuAxess and PR345 and shares of Series D Preferred Stock issued to the minority shareholders of NuAxess and PR345.

Item 3.03 Material Modification to Rights of Security Holders.

Reference is made to the disclosures contained in the Form 8-K filed on March 21, 2019 with respect to the issuance of the Super Voting Preferred Stock to Sheldon Karasik, which shares were transferred and assigned to Pat Dileo, the newly designated Chairman and CEO of the Company as described in Section 1.01 above and in the Form 8-K and 8-K/A filed on March 27, 2019 and April 2, 2019, respectively.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in the Company’s Form 8-K filed on March 27, 2019 and the 8-K/A filed on April 2, 2019, as well as in Item 1.01 above, the following resignations and appointments were affected: (i) Mr. Felix Keller resigned as a member of the Board of Directors effective as of the April 16, 2019 Closing (a copy of Mr. Keller’s letter of resignation dated April 8, 2019 is attached as Exhibit 17.1 hereto); (ii) Mr. Sheldon Karasik resigned as Chairman of the Board and Chief Executive Officer (but remained as a member of the Board of Directors) on April 17, 2019 (a copy of Mr. Karasik’s letter of resignation is attached as Exhibit 17.2 hereto; and (iii) Pat Dileo was appointed as Chairman and CEO and Derrick Chambers and Carol Dorvil were appointed as members of the Board of Directors, joining existing directors, Sheldon Karasik and Michael Miller. Mr. Derrick Chambers and Mr. Michael Miller shall serve as independent directors.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

17.1	Letter of Resignation of Felix Keller as a director dated April 8, 2019 effective April 16, 2019, filed herewith.
17.2	Letter of Resignation of Sheldon Karasik as Chairman and CEO dated April 17, 2019, filed herewith
99.1	Certificate of Designation of Series B Super Voting Preferred Stock, filed as an Exhibit to the Registrant’s Form 8-K on March 21, 2019.
99.2	Certificate of Designation of Series C Preferred Stock, filed as an Exhibit to the Registrant’s Form 8-K on March 27, 2019.
99.3	Certificate of Designation of Series D Preferred Shares, filed as an Exhibit to the Registrant’s Form 8-K on March 27, 2019.
99.4	Share Purchase and Assignment Agreement (MBO Agreement) dated April 16, 2019 between the Company and Aurum, LLC, filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mineral Mountain Mining & Milling Company

Dated: April 24, 2019	By:	/s/ Pat Dileo
Pat Dileo
Chief Executive Officer (Principal Executive Officer)

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